UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 16, 2017 (February 15, 2017)

ATWOOD OCEANICS, INC.
(Exact Name of Registrant as Specified in Charter)

Texas
(State or Other Jurisdiction of Incorporation)

1-13167	74-1611874
(Commission file number)	(IRS Employer Identification No.)

15011 Katy Freeway, Suite 800
Houston, Texas, 77094
(Address of Principal Executive Offices)

(281) 749-7800
(Registrant’s telephone number,
including area code)

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2017 Annual Meeting of Shareholders of Atwood Oceanics, Inc. (the “Company”) held on February 15, 2017 (the “Annual Meeting”), the shareholders voted on the following matters:

•	Election of seven director nominees;

•	Approval, by shareholder non-binding advisory vote, of the compensation of the Company’s named executive officers;

•	Establishment, by a shareholder non-binding advisory vote, of the frequency of submission to shareholders of the advisory vote regarding executive compensation;

•	Approval of the Atwood Oceanics, Inc. 2013 Long-Term Incentive Plan, as amended and restated; and

•	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2017.

No other matters were presented for a vote at the Annual Meeting.  As of the record date, December 16, 2016, there were 64,944,192 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of a total of 58,215,186 shares of common stock were present in person or by proxy at the Annual Meeting. A quorum being present, the voting results for the matters above are as follows:

1.     Election of Directors.

Name	For	Withheld	Broker Non-Votes
George S. Dotson	48,069,230	623,372	9,522,584
Jack E. Golden	48,121,877	570,725	9,522,584
Hans Helmerich	48,248,231	444,371	9,522,584
Jeffrey A. Miller	48,121,346	571,256	9,522,584
James R. Montague	48,113,164	579,438	9,522,584
Robert J. Saltiel	48,374,057	318,545	9,522,584
Phil D. Wedemeyer	48,122,570	570,032	9,522,584

Each of the nominees was elected for a one year term.

2.	Approval of the Compensation of the Company’s Named Executive Officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,236,437	15,203,905	252,260	9,522,584

On an advisory basis, the Company’s executive compensation as set forth in the proxy statement was approved.

3.	Establishment, of the Frequency of Submission to Shareholders of the Advisory Vote regarding Executive compensation.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
47,645,107	208,109	708,686	130,700	9,522,584

On an advisory basis, one year was established as the frequency of submission to the shareholders of the advisory vote regarding executive compensation.

4.	Approval of the Atwood Oceanics, Inc. Long-Term Incentive Plan, as amended and restated.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,791,533	4,752,113	148,956	9,522,584

The Atwood Oceanics, Inc. 2013 Long-Term Incentive Plan, as amended and restated, was approved.

5.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for Fiscal Year 2016.

FOR	AGAINST	ABSTAIN
57,283,349	547,394	384,443

The appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2017 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)

/s/ Walter A. Baker
Walter A. Baker
Senior Vice President, General Counsel and Corporate Secretary

Date: February 16, 2017